Exhibit 99

Form 3 Joint Filer Information

Name:	C/R Energy III Knight Non-U.S. Partnership, L.P.

Address:	712 Fifth Avenue, 51st Floor New York, NY 10019

Designated Filer:	C/R Energy GP III, LLC

Issuer & Ticker Symbol:	Kinder Morgan, Inc. [KMI]

Date of Event Requiring Statement:	February 10, 2011

C/R ENERGY III KNIGHT NON-U.S. PARTNERSHIP, L.P.

by Carlyle/Riverstone Energy Partners III, L.P., its general partner

Signature:	by C/R Energy GP III, LLC, its general partner

	By:	/s/ Pierre F. Lapeyre, Jr.
	Name:	Pierre F. Lapeyre, Jr.
	Title:	Authorized Person

Name:	C/R Knight Partners, L.P.

Address:	712 Fifth Avenue, 51st Floor New York, NY 10019

Designated Filer:	C/R Energy GP III, LLC

Issuer & Ticker Symbol:	Kinder Morgan, Inc. [KMI]

Date of Event Requiring Statement:	February 10, 2011

C/R KNIGHT PARTNERS, L.P.

by Carlyle/Riverstone Energy Partners III, L.P., its general partner

Signature:	by C/R Energy GP III, LLC, its general partner

	By:	/s/ Pierre F. Lapeyre, Jr.
	Name:	Pierre F. Lapeyre, Jr.
	Title:	Authorized Person

Name:	Carlyle/Riverstone Knight Investment Partnership, L.P.

Address:	712 Fifth Avenue, 51st Floor
New York, NY 10019

Designated Filer:	C/R Energy GP III, LLC

Issuer & Ticker Symbol:	Kinder Morgan, Inc. [KMI]

Date of Event Requiring Statement:	February 10, 2011

CARLYLE/RIVERSTONE KNIGHT INVESTMENT PARTNERSHIP, L.P.

by Carlyle/Riverstone Energy Partners III, L.P., its general partner

Signature:	by C/R Energy GP III, LLC, its general partner

	By:	/s/ Pierre F. Lapeyre, Jr.
	Name:	Pierre F. Lapeyre, Jr.
	Title:	Authorized Person

Name:	Carlyle/Riverstone Energy Partners III, L.P.,

Address:	712 Fifth Avenue, 51st Floor New York, NY 10019

Designated Filer:	C/R Energy GP III, LLC

Issuer & Ticker Symbol:	Kinder Morgan, Inc. [KMI]

Date of Event Requiring Statement:	February 10, 2011

CARLYLE/RIVERSTONE ENERGY PARTNERS III, L.P.,

Signature:	by C/R Energy GP III, LLC, its general partner

	By:	/s/ Pierre F. Lapeyre, Jr.
	Name:	Pierre F. Lapeyre, Jr.
	Title:	Authorized Person